                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-00933

                          CGM CAPITAL DEVELOPMENT FUND
                          ----------------------------
               (Exact name of registrant as specified in charter)

              One International Place, Boston, Massachusetts 02110
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                        Jeremiah J. Bresnahan, Jr., Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 1-617-737-3225
                                                    --------------

Date of fiscal year end: December 31, 2004
                         -----------------

Date of reporting period: June 30, 2004
                          -------------

ITEM 1. REPORTS TO STOCKHOLDERS.

CGM
CAPITAL
DEVELOPMENT
FUND

172nd Quarterly Report
June 30, 2004

A No-Load Fund

[logo] Investment Adviser
       CAPITAL GROWTH MANAGEMENT
       Limited Partnership

TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

CGM Capital Development Fund declined -7.8% during the second quarter of 2004 while the unmanaged Standard and Poor's 500 Index rose 1.7%. For the first six months of the year, CGM Capital Development Fund returned 0.5% compared to the unmanaged S&P 500 Index which rose 3.4%.

A check of vital signs confirms an economic expansion is well under way with new gains in employment numbers in the lead. Payrolls have added approximately 210,000 new jobs each month since January 1 for a total of 1.3 million jobs through June 2004--a far cry from the media's so-called "jobless recovery" of late last year. Gross Domestic Product increased 3.9% during the first quarter of 2004 and it looks as though the expansion rate for the second quarter will be about the same. Consumer spending--the early leader in this recovery-- continues to increase though it is no longer considered robust. June spending levels fell off, we suspect, because consumers were discouraged by the daily drumbeat of Iraqi war news and reports of terrorism around the world. And, election year rhetoric is likely taking its toll on the consumer psyche as well. On a more positive note, the flip side of the economy--capital spending by corporations--is on an upswing, fueling optimism for a continuing recovery.

Consumers are not alone in their worries about events overseas. The general uncertainty associated with developments in Iraq weighs heavily on investor confidence as well. However, the biggest questions facing investors these days have to do with inflation: How much and how fast? So far, inflation has kicked in this year at a higher rate than we expected, largely as a result of a jump in commodities prices driven by demand from China and the Pacific Rim. Though recent numbers suggest that business may be slowing in these countries, what if the economy continues to expand from current levels? The Federal Reserve Board's June 30 move to boost its target on the Federal Funds rate one quarter of one percent was so widely anticipated, the stock market barely took notice of the event and the bond market actually rose in response. For now, interest rates, while up from their lows, are still accommodating. At June 30, long term (10-year) bond yields were up to 4.6%, 30-year mortgage rates were 6.25% and three-month treasury bills were yielding 1.32%.

Stock market behavior has been somewhat puzzling so far this year. Corporate profits since the beginning of the year have been impressive with estimates of year-to-year gains of more than 25% in the first quarter of this year. Yet the equity market as measured by the S&P 500 Index is up only 3.4% in 2004 through June 30. We are inclined to think equities may be marking time for valuations to become even more attractive as earnings move higher. And, we believe investors may need to see more of the recovery accompanied by only modest inflation before stock prices react. In anticipation of stronger capital spending, we are invested in companies poised to benefit from that sector of the economy.

CGM Capital Development Fund's three largest equity positions are in the housing and building materials, oil refining and telephone industries. The Fund's three largest holdings are D.R. Horton, Inc., Lennar Corporation and Valero Energy Corporation.

                                        /s/  Robert L. Kemp

                                             Robert L. Kemp
                                             President

July 2, 2004

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE
(unaudited)
--------------------------------------------------------------------------------
Total Return for Periods Ended June 30, 2004

                                           CGM CAPITAL
                                           DEVELOPMENT     THE FUND'S AVERAGE
                                              FUND         ANNUAL TOTAL RETURN
                                          -------------  -----------------------
10 Years ...............................     +116.1%              +8.0%
 5 Years ...............................        -2.0              -0.4
 1 Year ................................       +35.7             +35.7
 3 Months ..............................        -7.8               --

The percentage figures for the Fund are based upon the beginning net asset values of $23.51, $24.93, $17.47 and $25.72, respectively, and the June 30, 2004 net asset value of $23.71 per share assuming the reinvestment of income dividends and capital gains during such respective periods. These percentage figures do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
MARK W. HOLLAND
ROBERT L. KEMP
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
DAVID C. FIETZE, Chief Compliance Officer
KATHLEEN S. HAUGHTON, Vice President
JEM A. HUDGINS, Treasurer
LESLIE A. LAKE, Vice President and Secretary
MARTHA I. MAGUIRE, Vice President
MARY L. STONE, Assistant Vice President
W. DUGAL THOMAS, Vice President

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

The Fund is supervised by the board of trustees (the "Board") of the Trust. The Board is responsible for the general oversight of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Trust as defined in the Investment Company Act of 1940. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Capital Growth Management Limited Partnership ("CGM"), the Fund's investment adviser, as described in the table below. Each trustee serves during the continued lifetime of the Trust or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified or until the officer sooner dies, resigns, or is removed or becomes disqualified.

The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each interested trustee and officer is One International Place, Boston, Massachusetts 02110. Correspondence intended for the trustees who are not "interested persons" of the Trust may be sent c/o Capital Growth Management, One International Place, Boston, Massachusetts 02110.

The Statement of Additional Information for the Fund includes additional information about Fund trustees and is available, without charge, upon request by calling the CGM Marketing Department, toll free, at 800-345-4048.

                                                                                                               NUMBER OF
                                                                                                             FUNDS IN THE
                                                                       PRINCIPAL OCCUPATION DURING            CGM FUNDS
                                         POSITION HELD AND                 PAST FIVE YEARS AND                 COMPLEX
NAME, ADDRESS AND AGE                  LENGTH OF TIME SERVED             OTHER DIRECTORSHIPS HELD              OVERSEEN
---------------------                  ---------------------           ----------------------------            --------

INTERESTED TRUSTEES
G. Kenneth Heebner*                   Trustee since 1993                  Employee, CGM; Part Owner,              4
  age 63                                                                  Kenbob, Inc. (managing partner
                                                                          of CGM)

Robert L. Kemp*                       Trustee since 1990                  Employee, CGM; Part Owner,              4
  age 72                                                                  Kenbob, Inc. (managing
                                                                          partner of CGM)

DISINTERESTED TRUSTEES

Peter O. Brown                        Trustee since 1993                  Counsel (formerly, Partner),            4
  age 63                                                                  Harter, Secrest & Emery LLP
                                                                          (law firm); Trustee, TT
                                                                          International U.S.A. Master
                                                                          and Feeder Trusts (four mutual
                                                                          funds)

Mark W. Holland                       Trustee since 2004                  President, Wellesley Financial          4
  age 54                                                                  Advisors, LLC; formerly Vice
                                                                          President and Chief Operating
                                                                          Officer, Fixed Income
                                                                          Management, Loomis, Sayles &
                                                                          Company L.P.; formerly
                                                                          Director, Loomis, Sayles &
                                                                          Company L.P.

Laurens MacLure                       Trustee since 1990                  Retired; formerly President             4
  age 79                                                                  and Chief Executive Officer,
                                                                          New England Deaconess
                                                                          Hospital; formerly Trustee,
                                                                          New England Zenith Fund;
                                                                          formerly Director,
                                                                          Massachusetts Blue Cross/Blue
                                                                          Shield

James Van Dyke Quereau, Jr.           Trustee since 1993                  Managing Partner and Director,          4
  age 55                                                                  Stratton Management Company
                                                                          (investment management);
                                                                          Director and Vice President,
                                                                          Semper Trust Co.

J. Baur Whittlesey                    Trustee since 1990                  Member, Ledgewood Law Firm, P.C.        4
  age 57

OFFICERS
G. Kenneth Heebner*                   Vice President since 1990           Employee, CGM; Part Owner,              4
  age 63                                                                  Kenbob, Inc. (managing partner
                                                                          of CGM)

Robert L. Kemp*                       President since 1990                Employee, CGM; Part Owner,              4
  age 72                                                                  Kenbob, Inc. (managing partner
                                                                          of CGM)

David C. Fietze*                      Chief Compliance Officer            Employee - Legal counsel, CGM;          4
  age 35                              since 2004                          formerly counsel, Bartlett
  address:                                                                Hackett Feinberg, P.C.;
  222 Berkeley Street,                                                    formerly counsel, McLane,
  Boston, Massachusetts                                                   Graf, Raulerson & Middleton
  02116

Kathleen S. Haughton*                 Vice President since 1992           Employee - Investor Services            4
  age 44                              and Anti-Money Laundering           Division, CGM
  address:                            Compliance Officer since 2002
  222 Berkeley Street,
  Boston, Massachusetts
  02116

Jem A. Hudgins*                       Treasurer since 2004                Employee - CGM; formerly Vice           4
  age 41                                                                  President - Tax and Treasury,
                                                                          AEW Capital Management L.P.

Leslie A. Lake*                       Vice President and Secretary        Employee - Office                       4
  age 59                              since 1992                          Administrator, CGM

Martha I. Maguire*                    Vice President since 1994           Employee - Funds Marketing,             4
  age 48                                                                  CGM

Mary L. Stone*                        Assistant Vice President            Employee - Portfolio                    4
  age 59                              since 1990                          Transactions, CGM

W. Dugal Thomas*                      Vice President since 1992           Employee - Director of                  4
  age 67                                                                  Marketing, CGM

                                                   CGM CAPITAL DEVELOPMENT FUND
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
                                                     25 YEAR INVESTMENT RECORD
                                          DECEMBER 31, 1978 -- JUNE 30, 2004 (UNAUDITED)
 --------------------------------------------------------------------------------------------------------------------------------
                                  IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1978
 --------------------------------------------------------------------------------------------------------------------------------
                -- AND HAD TAKEN ALL DIVIDENDS                           OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                   AND DISTRIBUTIONS IN CASH                                 GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
             --------------------------------------------------------------------------------------------------------------------
                                       During the Year
                                    You Would Have Received                                        Which Would Represent
                               ---------------------------------                             ------------------------------------

                                                                        The Value of                             A Cumulative
                The Net                                                 Your Original                               Change
              Asset Value        Per Share           Per Share           Investment              An                Expressed
    On          of Your        Capital Gains          Income               At Each             Annual           As An Index With
 December     Share Would      Distributions       Distributions          Year End           Total Return         December 31,
   31          Have Been            of                  of             Would Have Been            of              1978 = 100.0
--------------------------------------------------------------------------------------------------------------------------------

   1978         $13.05                                                                                               100.0
   1979          16.20              --                 $0.35               $ 16.63             +   27.4%             127.4
   1980          20.50            $ 1.65*               0.36                 23.76             +   42.9              182.1
   1981          17.34              3.38                0.36                 24.83             +    4.5              190.3
   1982          24.88              2.88                0.41                 44.42             +   78.9              340.4
   1983          25.21              2.50                0.47                 51.35             +   15.6              393.5
   1984          17.28              6.15                0.11                 47.14             -    8.2              361.2
   1985          25.02              --                  0.18                 68.92             +   46.2              528.1
   1986          23.12              7.46                0.16                 88.49             +   28.4              678.1
   1987          16.56             10.09                0.14                102.56             +   15.9              785.9
   1988          15.87              0.02                0.62                102.25             -    0.3              783.5
   1989          18.37              --                  0.34                120.55             +   17.9              923.7
   1990          18.53              --                  0.10                122.24             +    1.4              936.6
   1991          25.80             11.07*               0.06                243.38             +   99.1             1864.8
   1992          27.43              2.68*               0.20                285.97             +   17.5             2191.1
   1993          27.71              7.51                0.07                368.04             +   28.7             2819.9
   1994          20.58              0.71                0.07                283.76             -   22.9             2174.1
   1995          27.33              1.68                0.02                400.39             +   41.1             3067.7
   1996          29.08              5.87                0.07                512.90             +   28.1             3929.7
   1997          26.96              9.08                --                  635.48             +   23.9             4868.9
   1998          24.95              4.19                0.11                689.50             +    8.5             5282.8
   1999          26.20              0.56                0.11                742.59             +    7.7             5689.6
   2000          25.12              --                  0.10                714.37             -    3.8             5473.4
   2001          19.21              --                  --                  546.49             -   23.5             4187.2
   2002          15.22              --                  --                  432.82             -   20.8             3316.3
   2003          23.60              --                  --                  671.30             +   55.1             5143.6
2004 (6/30)      23.71              --                  --                  674.66             +    0.5             5169.3
                                  ------               -----                                   --------
  Totals                          $77.48               $4.41                                   + 5069.3
 --------------------------------------------------------------------------------------------------------------------------------
    *Includes $0.09, $0.02 and $0.02 per share distributed from paid-in capital.

 --------------------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted.

                                 CGM CAPITAL DEVELOPMENT FUND
----------------------------------------------------------------------------------------------

INVESTMENTS AS OF JUNE 30, 2004
(unaudited)

COMMON STOCKS -- 99.7% OF TOTAL NET ASSETS

                                                                      SHARES        VALUE(a)
AUTO AND RELATED -- 4.8%
Toyota Motor Corporation ADR(b) .........................            210,000     $  17,140,200
                                                                                 -------------

CONSUMER DURABLES -- 5.2%
Thor Industries, Inc. ...................................            400,000        13,384,000
Winnebago Industries, Inc. ..............................            130,000         4,846,400
                                                                                 -------------
                                                                                    18,230,400
                                                                                 -------------
ELECTRONIC COMPONENTS -- 7.4%
AU Optronics Corporation ADR(b) .........................            900,750        14,718,255
Harman International Industries, Inc. ...................            125,600        11,429,600
                                                                                 -------------
                                                                                    26,147,855
                                                                                 -------------
ENGINEERING AND SCIENTIFIC COMPUTERS -- 0.7%
Fluor Corporation .......................................             50,000         2,383,500
                                                                                 -------------

HOME PRODUCTS AND COSMETICS -- 5.3%
Helen of Troy Limited(c) ................................            505,000        18,619,350
                                                                                 -------------

HOUSING AND BUILDING MATERIALS -- 18.9%
D.R. Horton, Inc. .......................................            907,350        25,768,740
Hovnanian Enterprises, Inc.(c) ..........................             90,000         3,123,900
Lennar Corporation; Class A .............................            490,000        21,912,800
Lennar Corporation; Class B .............................             36,000         1,491,480
M.D.C. Holdings, Inc. ...................................             68,700         4,370,007
Toll Brothers, Inc.(c) ..................................            150,000         6,348,000
WCI Communities, Inc.(c) ................................            175,000         3,904,250
                                                                                 -------------
                                                                                    66,919,177
                                                                                 -------------
LEISURE -- 3.3%
Station Casinos, Inc. ...................................            242,000        11,712,800
                                                                                 -------------

MISCELLANEOUS -- 1.8%
Champion Enterprises, Inc.(c) ...........................            700,000         6,426,000
                                                                                 -------------

OIL - INDEPENDENT PRODUCTION -- 3.8%
Canadian Natural Resources Limited ......................            249,000         7,445,100
PetroKazakhstan, Inc. ...................................            220,000         5,988,400
                                                                                 -------------
                                                                                    13,433,500
                                                                                 -------------
OIL REFINING -- 16.9%
Amerada Hess Corporation ................................            234,000        18,530,460
Tesoro Petroleum Corporation(c) .........................            685,000        18,906,000
Valero Energy Corporation ...............................            300,000        22,128,000
                                                                                 -------------
                                                                                    59,564,460
                                                                                 -------------

RETAIL -- 5.4%
Urban Outfitters, Inc.(c) ...............................            312,000     $  19,003,920
                                                                                 -------------

STEEL -- 9.7%
Commercial Metals Company ...............................            270,000         8,761,500
Nucor Corporation .......................................             96,000         7,368,960
United States Steel Corporation .........................            520,000        18,262,400
                                                                                 -------------
                                                                                    34,392,860
                                                                                 -------------
TELEPHONE -- 16.5%
America Movil S.A. de C.V. ADR(b) .......................            490,000        17,821,300
Mobile TeleSystems OJSC ADR(b)(d) .......................            170,000        20,740,000
Open Joint Stock Company "Vimpel-Communications"
ADR(b)(c)(d) ............................................            204,000        19,675,800
                                                                                 -------------
                                                                                    58,237,100
                                                                                 -------------

   TOTAL COMMON STOCKS (Identified Cost $299,540,698) ......................       352,211,122
                                                                                 -------------

SHORT-TERM INVESTMENT -- 0.5%
                                                                  FACE AMOUNT
                                                                  -----------
   American Express Credit Corporation, 1.3%, 7/01/04
    (Cost $1,710,000) ...................................         $1,710,000         1,710,000
                                                                                 -------------

TOTAL INVESTMENTS -- 100.2% (Identified Cost $301,250,698) (e)..                   353,921,122
   Cash and receivables ....................................................        24,575,905
   Liabilities .............................................................       (25,150,794)
                                                                                 -------------
TOTAL NET ASSETS -- 100.0% .................................................      $353,346,233
                                                                                  ============

(a) See Note 1A.
(b) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or
    Canada.
(c) Non-income producing security. (d) The Fund has approximately 11% of its assets at June
    30, 2004 invested in companies incorporated in the Russian Federation.
(e) Federal Tax Information: At June 30, 2004 the net unrealized appreciation on investments based on cost of $301,250,698 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost ....................      $ 59,485,533
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ....................        (6,815,109)
                                                                                 -------------
    Net unrealized appreciation ............................................      $ 52,670,424
                                                                                  ============

                       See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF
ASSETS AND LIABILITIES

June 30, 2004
(unaudited)

ASSETS
 Investments at value (Identified
  cost -- $301,250,698) .....................................      $353,921,122
 Cash .......................................................             4,050
 Receivable for:
  Securities sold ..........................      $23,871,765
  Shares of the Fund sold                                 939
  Dividends and interest....................          699,151        24,571,855
                                              ---------------      ------------
                                                                    378,497,027
                                                                   ------------
LIABILITIES
 Payable for:
  Securities purchased .....................       24,229,876
  Shares of the Fund
   redeemed ................................          441,650
  Withholding tax ..........................          131,827        24,803,353
                                              ---------------
 Accrued expenses:
  Management fees ..........................          281,822
  Trustees' fees ...........................           16,247
  Accounting and
   Administration fees .....................            3,500
  Transfer agent fees ......................           19,642
  Other expenses ...........................           26,230           347,441
                                              ---------------      ------------
                                                                     25,150,794
                                                                   ------------
NET ASSETS ..................................................      $353,346,233
                                                                   ============
 Net Assets consist of:
  Capital paid-in ...........................................      $351,335,692
  Undistributed net investment income........................           435,915
  Accumulated net realized loss on investments and foreign
    currency -- net .........................................       (51,096,243)
  Unrealized appreciation on
   investments -- net .......................................        52,670,869
                                                                   ------------
NET ASSETS ..................................................      $353,346,233
                                                                   ============
 Shares of beneficial interest
  outstanding, no par value .................................        14,905,758
                                                                   ============
 Net asset value per share* .................................            $23.71
                                                                         ======

* Shares of the Fund are sold and redeemed at net asset value
  ($353,346,233 /  14,905,758).

                       See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004
(unaudited)

INVESTMENT INCOME
 Income
  Dividends (net of withholding tax
   of $199,971) ................................................   $  2,470,450
  Interest .....................................................          7,387
                                                                   ------------
                                                                      2,477,837
                                                                   ------------
 Expenses
  Management fees ..............................................      1,792,510
  Trustees' fees ...............................................         29,577
  Accounting and Administration ................................         21,000
  Custodian ....................................................         46,264
  Transfer agent ...............................................         68,345
  Audit and tax services .......................................         19,000
  Legal ........................................................         35,888
  Printing .....................................................         17,746
  Registration .................................................         10,657
  Miscellaneous ................................................            935
                                                                   ------------
                                                                      2,041,922
                                                                   ------------
 Net investment income .........................................        435,915
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
 Realized gain on investments and foreign currency
   transactions -- net .........................................     59,191,591
 Unrealized depreciation -- net ................................    (57,683,437)
                                                                   ------------
 Net gain on investments and foreign
  currency transactions ........................................      1,508,154
                                                                   ------------

NET CHANGE IN ASSETS FROM
 OPERATIONS ....................................................   $  1,944,069
                                                                   ============

                       See accompanying notes to financial statements.

                                     CGM CAPITAL DEVELOPMENT FUND
-----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED           YEAR ENDED
                                                              JUNE 30, 2004      DECEMBER 31,
                                                               (UNAUDITED)           2003
                                                            ----------------   ----------------
FROM OPERATIONS
  Net investment income (loss) ...........................        $  435,915      $  (1,644,271)
  Net realized gain from investments and foreign currency
    transactions .........................................        59,191,591         48,060,800
  Unrealized appreciation (depreciation) .................       (57,683,437)        88,597,743
                                                                ------------       ------------
    Change in net assets from operations .................         1,944,069        135,014,272
                                                                ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ...........................         3,795,514          2,561,863
  Cost of shares redeemed ................................       (21,414,275)       (28,373,410)
                                                                ------------       ------------
    Change in net assets derived from capital share
      transactions .......................................       (17,618,761)       (25,811,547)
                                                                ------------       ------------
  Total change in net assets .............................       (15,674,692)       109,202,725

NET ASSETS
  Beginning of period ....................................       369,020,925        259,818,200
                                                                ------------       ------------
  End of period (including undistributed net investment
    income of $435,915 and $0, respectively) .............      $353,346,233       $369,020,925
                                                                ============       ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares .............................           156,923            140,277
  Redeemed ...............................................          (886,883)        (1,574,532)
                                                                ------------       ------------
  Net change .............................................          (729,960)        (1,434,255)
                                                                ============       ============

                       See accompanying notes to financial statements.

                                                 CGM CAPITAL DEVELOPMENT FUND
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FINANCIAL HIGHLIGHTS
                                        SIX MONTHS
                                           ENDED                                YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2004     ---------------------------------------------------------------------
                                        (UNAUDITED)        2003           2002           2001           2000           1999

For a share of the Fund outstanding
  throughout each period:

Net asset value at the beginning
  of period ......................      $23.60             $15.22          $19.21         $25.12         $26.20         $24.95
                                        ------             ------          ------         ------         ------         ------

Net investment income (loss) .....        0.03(a)           (0.10)(a)       (0.12)(a)      (0.08)(b)       0.12(a)        0.12

Dividends from net investment income      --                 --              --             --            (0.10)         (0.11)
Distribution from net realized gain       --                 --              --             --             --            (0.56)
                                        ------             ------          ------         ------         ------         ------
Total Distributions ..............        --                 --              --             --            (0.10)         (0.67)
                                        ------             ------          ------         ------         ------         ------

Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions           0.08               8.48           (3.87)         (5.83)         (1.10)          1.80
                                        ------             ------          ------         ------         ------         ------
Net increase (decrease) in net
  asset value ....................        0.11               8.38           (3.99)         (5.91)         (1.08)          1.25
                                        ------             ------          ------         ------         ------         ------
Net asset value at end of period .      $23.71             $23.60          $15.22         $19.21         $25.12         $26.20
                                        ======             ======          ======         ======         ======         ======

Total Return (%) .................         0.5               55.1           (20.8)         (23.5)          (3.8)           7.7

Ratios:
Operating expenses to average net
  assets (%) .....................        1.14*              1.17            1.15           1.12           1.10           1.08
Net investment income (loss) to
  average net assets (%) .........        0.24*             (0.56)          (0.67)         (0.38)          0.46           0.46
Portfolio turnover (%) ...........         290*               305             209            283            334            335
Net assets at end of period (in
  thousands) ($) .................     353,346            369,021         259,818        353,365        523,854        632,537

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b) Per share net investment loss does not reflect the year's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.
 *  Computed on an annualized basis.

                                         See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004
(unaudited)

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Along with three other funds in a separate Trust, there are four CGM Funds. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a relatively small but diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on a national securities exchange or, in the case of the NASDAQ national market system, the NASDAQ official closing price. For securities with no sale reported and in the case of over-the-counter securities not so listed, the last reported bid price is used. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable foreign taxes. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made. At December 31, 2003, there were capital loss carryovers available to offset future realized gains of $59,361,211 expiring in year 2009 and $50,926,623 expiring in year 2010.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Distributions from net investment income and short-term capital gains are treated as ordinary income for income tax purposes. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. These differences are primarily related to net investment loss write off. Undistributed net investment income or accumulated net investment loss may include temporary book and tax differences such as tax deferral of losses on wash sales, which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. For tax purposes, for the year ended December 31, 2003, there was no undistributed ordinary income or capital gains except for unrealized appreciation of $110,354,306.

E. FOREIGN CURRENCY TRANSLATION -- All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, resulting from changes in the exchange rate.

F. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the period ended June 30, 2004, purchases and sales of securities other than United States government obligations and short-term investments aggregated $516,411,835 and $533,236,331, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the period ended June 30, 2004, the Fund incurred management fees of $1,792,510 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

   B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $21,000, for the period ended June 30, 2004, is shown separately in the financial statements.

   C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM (other than registered investment companies). For the period ended June 30, 2004 each other trustee was compensated by the CGM Funds with an annual fee of $50,000 (the financial expert receives an additional $30,000 annually) plus travel expenses for each meeting attended. Of this amount, each fund was responsible for $7,000 per trustee, plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets of the CGM Funds, which for the period ended June 30, 2004 was $2,164 per trustee for the Fund.

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

-------------------------------------------------------------------------------
TELEPHONE NUMBERS

For information about:

[ ] Account Procedures and Status

[ ] Redemptions

[ ] Exchanges

    Call 800-343-5678

[ ] New Account Procedures

[ ] Prospectuses

[ ] Performance

[ ] Proxy Voting Policies

    Call 800-345-4048

Proxy voting policies are available without charge, upon request. These policies also appear in the Fund's Statement of Additional Information, which can be found on the SEC's website, http://www.sec.gov.

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MAILING ADDRESS

CGM Shareholder Services
c/o Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511
-------------------------------------------------------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CQR2 04                                                       Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer and principal financial officer is filed as an exhibit to the registrant's annual Form N-CSR. There were no amendments to the Code during the registrant's most recent fiscal half-year ended June 30, 2004. There were no waivers or implicit waivers from the Code granted by the registrant during the most recent fiscal half-year ended June 30, 2004. A copy of the Code is available without charge, upon request by calling Capital Growth Management at 1-800-345-4048.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time. [Applicable for periods ending on or after July 9,2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the CGM Capital Development Fund's disclosure controls and procedures within 90 days of the filing of this Form N-CSR, the principal executive officer and principal financial officer of CGM Capital Development Fund have concluded that the CGM Capital Development Fund's disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the CGM Capital Development Fund on this report is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

(b) Not applicable.

ITEM 11. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certifications for each principal executive officer and principal financial officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CGM Capital Development Fund

By:   /S/Robert L. Kemp
      Robert L. Kemp
      President
      Principal Executive Officer

Date: September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ Robert L. Kemp
      Robert L. Kemp
      President
      Principal Executive Officer

Date: September 3, 2004

By:   /S/ Jem A. Hudgins
      Jem A. Hudgins
      CFO & Treasurer
      Principal Financial Officer

Date: September 3, 2004